UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 10, 2017

MaxPoint Interactive, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36864	20-5530657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3020 Carrington Mill Blvd., Suite 300
Morrisville, North Carolina 27560
(Address of principal executive offices, including zip code)

(800) 916-9960
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on August 28, 2017, by MaxPoint Interactive, Inc. (“MaxPoint” or the “Company”), the Company entered into an Agreement and Plan of Merger with Harland Clarke Holdings Corp. (“Parent”) and Mercury Merger Sub, Inc. (“Purchaser”) dated as of August 27, 2017 (the “Merger Agreement”).

Pursuant to the Merger Agreement, on September 11, 2017, Purchaser commenced a tender offer (the “Offer”) to purchase all of the outstanding shares of the Company’s common stock, $0.00005 par value per share (the “Shares”), at a purchase price of $13.86 per share (the “Offer Price”) net to the Company’s stockholders in cash, less any withholding taxes.

The Offer expired at one minute past 11:59 p.m. New York City time on October 6, 2017 (the “Expiration Time”), all conditions were satisfied and the Offer was not extended. Computershare Trust Company, N.A., in its capacity as the depositary for the Offer, has advised the Company and Purchaser that, as of the Expiration Time, 5,431,026 Shares had been validly tendered and not properly withdrawn pursuant to the Offer, which represented approximately 79.8% of the outstanding Shares as of the Expiration Time. The number of Shares tendered satisfied the Minimum Condition (as defined in the Merger Agreement and Offer Documents). Purchaser accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer on or prior to the Expiration Time and, according to the Offer Documents, will promptly pay for such Shares in accordance with the terms of the Offer.

As a result of its acceptance of the Shares tendered in the Offer, Purchaser acquired a sufficient number of Shares to complete the merger of Purchaser with and into the Company (the “Merger”) without a vote or consent of the stockholders of the Company pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”). Accordingly, on October 10, 2017, following the consummation of the Offer, Parent and Purchaser consummated the Merger pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation in the Merger (the “Surviving Corporation”) and becoming a wholly owned subsidiary of Parent. In the Merger, each Share (other than shares of Company common stock held by Parent and its subsidiaries or held by the Company, or held by stockholders who properly exercised their appraisal rights under Section 262 of the DGCL) that was issued and outstanding immediately prior to the consummation of the Merger was converted automatically into the right to receive the Offer Price, upon the consummation of the Merger (the “Effective Time”).

Pursuant to the Merger Agreement, outstanding Company equity awards were treated as follows: (i) each vested in-the-money option was cashed out at the Effective Time for an amount equal to the difference between the Offer Price and the option exercise price; (ii) all out-of-money options were cancelled for no consideration at the Effective Time; (iii) each vested RSU was cashed out at the Effective Time for an amount equal to the Offer Price; (iv) each unvested stock option and unvested RSU outstanding as of immediately prior to the Effective Time that would have vested on or prior to December 31, 2017, in the ordinary course, vested in full at the Effective Time and was cashed out as set forth above; and (v) all other unvested equity awards were canceled at the Effective Time.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this report and is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on October 10, 2017, Purchaser accepted for payment all Shares validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Expiration Time and will promptly pay for such Shares in accordance with the terms of the Offer. On October 10, 2017, the Merger was completed pursuant to Section 251(h) of the DGCL, with no Company stockholder vote or consent required to consummate the Merger. At the Effective Time, the Company became a wholly owned subsidiary of Parent. As a result, a change of control of the Company occurred.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On October 10, 2017, in connection with the consummation of the Offer and the Merger, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger; and (ii) requested that NASDAQ (x) halt trading of the Shares effective before the opening of trading on October 10, 2017, and permanently suspend trading at the close of trading on October 10, 2017, and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Shares, which previously traded under the symbol “MXPT”, ceased to be traded on NASDAQ prior to the opening of trading on October 10, 2017. The Company intends to file with the SEC a Form 15 requesting that the Shares be deregistered and that the Company’s reporting obligations under Sections 12(g) of the Exchange Act be terminated.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Change in Control of Registrant.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, each of Joe Epperson, Kevin Dulsky, Lynnette Frank, Len Jordan and Augustus Tai resigned as members of the Board of Directors of the Company (the “Board”) and as members of Committees of the Board effective as of the Effective Time.

Pursuant to the Merger Agreement, as of the Effective Time, the directors of Purchaser immediately prior to the Effective Time became the initial directors of the Surviving Corporation. The directors of Purchaser immediately prior to the effective time were Victor Nichols, Edward P. Taibi and Peter A. Fera, Jr. In addition, the Board appointed Cali Tran as President, replacing Joe Epperson, and Grant Fitz as Chief Financial Officer, replacing Brad Schomber.

On September 27, 2017, the Board terminated the Company’s 2015 Employee Stock Purchase Plan. As a result, the current offering period was terminated and all amounts credited to participant’s accounts were returned to the participants as soon as was administratively practicable.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year.

In connection with the consummation of the Merger, pursuant to the Merger Agreement, the Company’s certificate of incorporation, as amended and restated, and its bylaws, as amended and restated, were each amended and restated in their entirety, effective as of the Effective Time. Copies of the certificate of incorporation and bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference into this Item 5.03.

Item 7.01. Regulation FD Disclosure.

Parent’s subsidiary Valassis issued a press release on October 10, 2017 relating to the consummation of the Merger. The press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
2.1*
Agreement and Plan of Merger among Harland Clarke Holdings Corp., Mercury Merger Sub, Inc. and MaxPoint Interactive, Inc. dated August 27, 2017 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2017)*.

3.1	Amended and Restated Certificate of Incorporation of MaxPoint Interactive, Inc.
3.2	Amended and Restated By-Laws of MaxPoint Interactive, Inc.
99.1
Press Release of Valassis, dated October 10, 2017 (incorporated by reference to Exhibit (a)(5)(C) to Amendment No. 4 to the Schedule TO of Mercury Merger Sub, Inc. and Harland Clarke Holdings Corp., filed with the SEC on October 10, 2017.)

* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MaxPoint Interactive, Inc.

By:	/s/ Lee Ann Stevenson
Lee Ann Stevenson
Secretary

Dated: October 10, 2017

EXHIBIT INDEX

Exhibit
No.	Description
2.1*
Agreement and Plan of Merger among Harland Clarke Holdings Corp., Mercury Merger Sub, Inc. and MaxPoint Interactive, Inc. dated August 27, 2017 (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on August 28, 2017)*.

3.1	Amended and Restated Certificate of Incorporation of MaxPoint Interactive, Inc.
3.2	Amended and Restated By-Laws of MaxPoint Interactive, Inc.
99.1
Press Release of Valassis, dated October 10, 2017 (incorporated by reference to Exhibit (a)(5)(C) to Amendment No. 4 to the Schedule TO of Mercury Merger Sub, Inc. and Harland Clarke Holdings Corp., filed with the SEC on October 10, 2017.)

* Pursuant to Item 601(b)(2) of Regulation S-K, certain schedules to this agreement have been omitted. The Company hereby agrees to furnish supplementally to the Securities and Exchange Commission, upon its request, any or all of such omitted schedules.